Summary Prospectus January 4, 2016
Schwab  Massachusetts Municipal Money Fund™
(formerly, Schwab Massachusetts AMT Tax-Free Money Fund)

Ticker Symbols:	Sweep Shares: SWDXX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.csimfunds.com/schwabfunds_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus, dated April 30, 2015, as supplemented October 9, 2015 and November 9, 2015, and SAI, dated April 30, 2015, as supplemented November 9, 2015 and January 4, 2016, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund’s goal is to seek current income that is exempt from federal income and Massachusetts personal income tax, consistent with preservation of capital and liquidity. The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold Sweep Shares of the fund.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.35
Distribution (12b-1) fees	None
Other expenses	0.40
Total annual fund operating expenses	0.75
Less expense reduction	(0.10)
Total annual fund operating expenses after expense reduction[1]	0.65
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Sweep Shares to 0.65% for so long as the investment adviser serves as the adviser to the fund (the “contractual expense limitation agreement”). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund's Board of Trustees. “Non-routine expenses” that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Sweep Shares to the investment adviser and/or its affiliates of fund fees and expenses that were previously waived or reimbursed by the investment adviser and/or its affiliates in order to maintain a positive net yield for the Sweep Shares (the “voluntary yield waiver”). As of the three-year period ended December 31, 2014, the investment adviser and/or its affiliates waived fees for the Sweep Shares in the amount of $6,667,352 under the voluntary yield waiver. Any future reimbursement of these previously waived fees made by the Sweep Shares to the investment adviser and/or its affiliates may cause the total annual fund operating expenses of the Sweep Shares to exceed the expense limitation under the contractual expense limitation agreement. If any actual or scheduled reimbursement payments to the investment adviser and/or its affiliates under the voluntary yield waiver materially impact the total annual fund operating expenses of the Sweep Shares, this fee table will be amended to reflect that impact.
Example
This example is intended to help you compare the cost of investing in the fund's Sweep Shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Sweep Shares' operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$66	$208	$362	$810
Principal investment strategies
To pursue its goal, the fund invests in money market securities from Massachusetts issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and Massachusetts personal income tax. The fund may also invest in municipal securities of issuers located outside of Massachusetts.
The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of Massachusetts tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal and Massachusetts personal income tax. These securities are considered “municipal money
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market securities” for purposes of the fund’s 80% investment policy stated above.
Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.
During unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Investment Risk. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time.  During periods when interest rates are low, the fund’s yield (and total return) also will be low. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. In addition, to the extent the Sweep Shares make any reimbursement payments to the investment adviser and/or its affiliates, the Sweep Shares’ yield would be lower.
Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser's decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as the fund.  Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund's holdings.  For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund's share price or yield to fall.  To the extent that a portion of the fund's underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
State Risk. The fund invests primarily in securities issued by the Commonwealth of Massachusetts and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of the fund’s portfolio. Further, the fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain Massachusetts constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Massachusetts and/or its municipalities. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or
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indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.
Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.
Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any investments in municipal securities from issuers located in states other than Massachusetts could be subject to Massachusetts state tax. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities — an indication of the ability of dealers to engage in “market making” — are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Regulatory Risk. The Securities and Exchange Commission (SEC) recently adopted changes to the rules that govern SEC-registered money market funds. These rule changes include: (i) allowing money market funds to impose liquidity fees and redemption gates when their liquidity levels fall below certain thresholds; (ii) requiring money market funds that do not qualify as “retail” or “government” money market funds to operate with a floating share price; (iii) imposing new disclosure and reporting requirements; and (iv) enhancing portfolio diversification requirements. The compliance dates for these rule changes vary, ranging from mid-
2015 for certain new reporting requirements to October 2016 for the new liquidity fees, redemption gates and floating share price requirements. The SEC has also proposed additional rule changes that, if adopted, will impact how SEC-registered money market funds may use nationally recognized statistical rating organizations for the purposes of determining the credit quality of their investments. These regulatory developments may affect the fund’s investment strategies, performance, yield and operating expenses. As of the date of this prospectus, the fund’s investment adviser is evaluating the potential impact of these regulatory changes and will provide updates as future compliance deadlines approach.
Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance
The bar chart below shows how the fund's Sweep Shares investment results have varied from year to year, and the following table shows the fund's Sweep Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwab.com/moneyfunds or call toll-free1-800-435-4000 for a current seven-day yield.
Annual total returns (%) as of 12/31
Best Quarter: 0.78% Q2 2007
Worst Quarter: 0.00% Q3 2014
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Sweep Shares	0.02%	0.03%	0.96%
Investment adviser
Charles Schwab Investment Management, Inc.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price, in accordance with applicable law.
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Schwab Massachusetts Municipal Money Fund™; Ticker Symbol:    Sweep Shares: SWDXX
The Sweep Shares are designed for use in conjunction with certain accounts held at Charles Schwab & Co., Inc. (Schwab) and are subject to the eligibility terms and conditions of your Schwab account agreement, as amended from time to time. If you designate the fund as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of the fund will be sold to cover these transactions according to the terms and conditions of your account agreement. You may make purchase, exchange and redemption requests in accordance with your account agreement.
Tax information
Distributions received from the fund are typically intended to be exempt from federal income and Massachusetts personal income tax. While interest from municipal securities is generally exempt from federal income tax, some municipal securities in which the fund may invest may produce income that is subject to the federal alternative minimum tax (AMT). The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income and Massachusetts personal income tax. Further, any of the fund’s defensive investments in taxable securities also could generate taxable income.
Payments to financial intermediaries
The fund pays Schwab for shareholder and sweep administration services. These payments may create a conflict of interest by influencing Schwab and your salesperson to recommend the fund over another investment. Ask your salesperson or visit Schwab’s website for more information.
REG54664-16        00159831
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